BASIC AND DILUTED NET EARNINGS PER SHARE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Numerator:
Income (loss) from continuing operations attributable to Senstar shareholders	$ (1,289)	$ 4,029	$ (2,191)
Net income (loss) from discontinued operations, less income (loss) attributed to redeemable non-controlling interests and non-controlling interests, including accretion of redeemable non-controlling interests to redemption value	$ 0	$ (198)	$ 8,607
Denominator:
Denominator for basic net earnings per share weighted-average number of shares outstanding	23,309,987	23,308,001	23,208,589
Effect of diluting securities - Employee stock options	0	1,975	0
Denominator for diluted net earnings per share - adjusted weighted average shares and assumed exercises	23,309,987	23,309,976	23,208,589